Other Expense, Net	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Other Expense, Net
4.	OTHER EXPENSE, NET
O
ther expense, net consists of significant items such as: impairment charges; restructuring charges generally related to significant plant closures or consolidations; net losses (gains) on investments; gains or losses on disposal of facilities or businesses; and other items not reflective of on-going
operating profit or
loss. Other expense, net consists of
:

	2019	2018
Impairment of assets [a]	$727	$74
Restructuring [b]	31	45
Net losses (gains) on investments [c]	6	(56)
Gain on sale of business [note 3]	(524)	—

Other expense, net	$240	$63

[a]	Impairment of assets
During 2019, the Company concluded that indicators of impairment were present within the Power & Vision segment related to its equity-accounted investments in Getrag (Jiangxi) Transmission Co., Ltd. and Dongfeng Getrag Transmission Co. Ltd. in China, which make both manual transmissions and dual-clutch transmissions [“DCTs”], and its equity-accounted investment Getrag Ford Transmission GmbH
[“GFT”] in
Europe which makes manual transmissions. The conclusion was based on lower than expected sales, increased pricing pressure in the China market, declines in volume projections for the foreseeable future for manual transmissions and DCTs in China and manual transmissions in Europe, and in-sourcing
of transmissions by certain Chinese OEMs. Accordingly, the Company deemed there to be an other-than-temporary decline, and undertook an impairment analysis to determine the fair value of the investments utilizing discounted cash flows to derive fair values. Based on the analyses, the carrying value of the Company’s investments exceeded fair value by $700 million. Including the $36 million impact of income taxes and the $127 million attributable to non-controlling
interest, the
non-cash
impairment charge included in net income attributable t
o
 the Company was $537 million.
For
the
year ended December 31, 2019, the Company also
recorded asset impairment charges of $27 million [$20 million after tax] in its Electronics operations which are included in the Company’s Power & Vision segment.
D
uring 2018, the Company concluded that indicators of impairment were present related to its investment in GFT and undertook an impairment analysis to determine the fair value of the investment. Based on the difference between the fair value and the carrying value of the investment in GFT, the Company recorded an other-than-temporary impairment charge of $60 million [$59 million after tax].
For th
e yea
r
 ended December 31, 2018, the Company also recorded fixed asset impairment charges of $14 million [$12
 million after tax] related to a certain Body Exteriors & Structures facility.

[b]	Restructuring
During 2019, the Company recorded net restructuring charges of $31 million [$31 million after tax] for its Body Exteriors & Structures operations
.
During 2018, the Company recorded net restructuring charges of $20 million, and $25 million [$20 million and $23 million after tax], respectively, for its Power & Vision and Body Exteriors & Structures operations.
[c]	Net losses (gains) on investments
During 2019, the Company recorded net losses of $6 million [$5 million after tax]. This includes net
unrealized gains of $17 million [$15 million after tax] related to the revaluation of its private equity investments and net losses of $23 million [$20 million after tax] related to its investment in Lyft, Inc. [“Lyft”].
Also, during 2019, the Company sold 5.4 million shares of its publicly traded equity securities in Lyft for proceeds of $231 million.
During 2018, the Company recorded an unrealized gain of $56
 million [$53
 million after tax] on the revaluation of its private equity investments of which $46 million [$46
 million after tax] related to its investment in Lyft.